Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), Nicholas Smith, Chief Financial Officer of Alto Neuroscience, Inc. (the “Company”), hereby certifies that, to the best of his knowledge,
1.The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Periodic Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act; and
2.The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 16, 2026	By:	/s/ Nicholas Smith
Nicholas Smith
Chief Financial Officer and Chief Business Officer
(Principal Financial Officer and Principal Accounting Officer)